Exhibit 99.1

A Force in Pain and Neurology Focused on Growth MARCH 2016

Introduction Christopher Keenan Vice President, Investor Relations and Corporate Communications

Forward Looking Statements March 2016 3 The statements that are not historical facts contained in this presentation are forward-looking statements that involve risks and uncertainties including, but not limited to, those related to Depomed’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, and expectations regarding periods of exclusivity for the Nucynta® franchise, Gralise®, CAMBIA®, Lazanda®, Zipsor®, cebranopadol, as well as any other statements that are not historical facts. These forward-looking statements are based on Depomed’s current expectations and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks associated with product acquisition transactions, such as the risk that the acquired products will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to Depomed’s future opportunities and plans, including uncertainty of Depomed’s expected financial performance following completion of the transaction; disruption from the transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the possibility that if Depomed does not achieve the perceived benefits of the transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Depomed’s shares could decline, as well as other risks related to Depomed's business detailed from time-to-time under the caption "Risk Factors" and elsewhere in Depomed's SEC filings and reports, including in its Annual Report on Form 10-K for the year ended December 31, 2015 and its most recent Quarterly Report on Form 10-Q. Depomed undertakes no duty or obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or changes in its expectations except as may be required by law.

Welcome and Overview Jim Schoeneck President and Chief Executive Officer

March 2016 5 Introduction Chris Keenan Vice President, Investor Relations and Corporate Communications Welcome and Overview Jim Schoeneck President and Chief Executive Officer Pain: The Need for Change Joe Pergolizzi, Jr. M.D. Chief Operating Officer, Naples Anesthesia & Physician Associates Adjunct Assistant Professor in the Department of Medicine at Johns Hopkins University School of Medicine Commercial Update Scott Shively Chief Commercial Officer Cebranopadol: A Potent Analgesic with Novel Pharmacology Srini Rao, M.D., Ph.D. Chief Medical Officer Cebranopadol: The Final Frontier Joe Pergolizzi, Jr., M.D. Chief Operating Officer, Naples Anesthesia & Physician Associates Adjunct Assistant Professor in the Department of Medicine at Johns Hopkins University School of Medicine Financial Overview Augie Moretti Chief Financial Officer Agenda Question & Answer

Our Mission March 2016 6 Depomed is a growth – oriented, CNS-focused specialty pharmaceutical company that develops and commercializes innovative products that address unmet medical needs. Our unique products, capabilities and talented employees benefit the patients, families, physicians and other providers, payors and shareholders we serve.

Depomed Projected as Top #3 Branded Pain Company in US by 2018 7 0 1 8 9 7 2 10 3 6 5 4 2016 2014 2018 2017 2015 US Net Sales ($Mil) 2013 2012 Depomed Horizon Pharma Teva Endo International Purdue Pharma Pfizer AbbVie Actavis Source: Decision Resources, March 2016 and Depomed analysis; Migraine sales not included in analysis ACTUAL FORECAST March 2016 Depomed sales do not include Zipsor, Lazanda and CAMBIA

Deliver Positive Cash Flow to De-Lever or Execute Acquisitions A Top Pain and Neurology Specialty Pharmaceutical Company Branded & Highly Differentiated Portfolio Lengthy Exclusivity Deals Track Record of Deals Demonstrate “Acquire, Integrate and Grow” Strategy Value Create Value through Organic Growth and Acquisitions 8 March 2016

Reworked Santarus deal and tripled net revenue 34% revenue growth Q4 2015 over Q4 2014 Acquired Q4 2013; relaunched Q1 2014; 26% revenue growth Q4 2015 over Q4 2014 Q3 2011 Non-strategic milestones & royalties sold for $240 million Relaunch Q4 2013 following acquisition; 154% revenue growth Q4 2015 over Q4 2014 $90 million net sales since acquisition Acquired April 2015; relaunched June 2015; $68M sales Q4 2015 9 March 2016 Acquired December 2015 Cebranopadol Q4 2011 Q2 2012 Q3 2013 Q4 2013 Q4 2013 Q2 2015 Q4 2015 505(b)2 New Chemical Entity (NCE) TYPE 2 DIABETES DEAL Depomed’s Track Record of Successful Deals Builds Value

10 $500K $27.1M $58.1M $114M $485M-$525M (1) 2016 Total Revenue Guidance Total product sales for 2016 are expected to be significant driven by NUCYNTA. There can be no assurance that the anticipated results will be achieved. Negative results for NUCYNTA may disproportionately impact Depomed $341M (Includes NUCYNTA starting April 2, 2015) March 2016 Driving Triple-Digit Growth in Sales and Significant Profitability Exceptional Sales Growth 132% Sales CAGR since 2012 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 $600 2011 2012 2013 2014 2015 2016 Millions

11 (1) 2012 and 2013 excludes divested diabetes portfolio (sold to PDL in 2013) (2) 2016 is midpoint of 2016 Adjusted EBITDA Guidance In millions of $ March 2016 Significant Adjusted EBITDA Growth $(64) $(38) $7 $111 $190 $(100) $(50) $- $50 $100 $150 $200 $250 2012 2013 2014 2015 2016 (1) (1) (2)

Lengthy Exclusivity Periods 12 PRODUCT EXPECTED EXCLUSIVITY 2032+ Patents to 2032 Eligible for 5-year patent term extension 2028 3 primary patents, including composition of matter; ANDA suit pending 2024 Beat Actavis in U.S. District Court; Appeal – Settled in 2015 2024 4 Orange Book patents; patents pending; No ANDA filers 2023 ANDA - Settled in 2013 2022 ANDA - Settled in 2015 Cebranopadol March 2016 Products Contribute to Revenue Growth for a Long Time

Continue to Seek Opportunities in Pain, Neurology, and Adjacencies 13 March 2016 PAIN NEUROLOGY ACQUIRE Pain and neurology products with lengthy exclusivity and peak sales ahead GROW Repositioning and marketing strategy drives unit demand and sales Acute nociceptive pain (Nucynta, Zipsor) Chronic nociceptive pain (Nucynta IR) Cancer pain (Lazanda) Opioid dependence Adjunctive therapy Neuropathic pain (Gralise) Migraine (Cambia) Fibromyalgia Parkinson’s Disease Epilepsy Movement disorders Huntington’s Disease ALS INTEGRATE Speed and efficiency from playbook based on past success with same team And More

Depomed Positioned to Continue to Deliver Growth for Years 14 March 2016 ORGANIC GROWTH Differentiated products with lengthy exclusivity Sustainable, unit growth EPS growth Leverage infrastructure NCEs NUCYNTA and Cebranopadol: potential game changers in pain INORGANIC GROWTH Acquisition of select late-stage products and companies that align with portfolio Leverage cash flows Minimize shareholder dilution by employing creative financing vehicles

Pain: A Need for Change Joseph V. Pergolizzi, Jr, M.D. Johns Hopkins University and Temple University Schools of Medicine

Joseph Pergolizzi, M.D. March 2016 16 DISCLOSURES: Dr. Pergolizzi is a consultant, lecturer and researcher for Depomed, CARA Therapeutics, Purdue Pharma, Grünenthal, Janssen, Horizon, Endo, Baxter, Iroko, TEVA, Astra Zeneca, Daiichi Sankyo, Salix, Shionogi, Scilex, Inspirion, Hikma, FDA, NIH, and a SGE for the VA.

March 2016 17 Pain: Time for Re-Evaluation

Complex? 18 March 2016 pathophysiological PAIN visceral chronic neuropathic central malignant physiological nociceptive benign acute

March 2016 19

“You do not really understand something unless you can explain it to your grandmother.” Albert Einstein 1879 - 1955 March 2016 20

Everyone experiences pain Chronic pain affects about 100 million American adults—more than the total affected by heart disease, cancer, and diabetes combined. Pain also costs the nation up to $700 billion Disproportionate amount of innovation exists Individualized manifestation requires need for sophisticated treatments While complex approaches with a multitude of drugs sounds great compliance issues can emerge Multi-mechanistic approaches provide potential solution www.iom.edu/relievingpain Epidemiology of Pain 21 March 2016

Pain Classification Raffa, R, Tallarida ,R and Pergolizzi, J. Analgesic combinations. Submitted J. Pain June 2009. March 2016 22 PAIN CAN BE CLASSIFIED ACCORDING TO: Duration (e.g., acute pain, chronic pain) Site of origin (e.g., abdominal pain, leg pain) Cause (e.g., postoperative pain, tumor pain) Pathogenesis (e.g., nociceptive pain, neuropathic pain, psychogenic pain) Somatic Superficial Deep Visceral Peripheral Nerve Central Nervous System Nerve Root Psycho-dynamic Behavioural Classification of Pain Duration Pathogenesis Nociceptive Pain Neuropathic Pain Psychogenic Pain Site of Origin Cause

Pain Market Overview 17% of all Patient Treatment Days (PTD) in pain are related to acute pain The remaining 83% of PTD divide into 52% Chronic nociceptive pain and 23% NP (Chronic defined as treatment duration >10 days) Pain with nociceptive and neuropathic component has a share on total chronic pain of 8% 23 March 2016 Chronic back pain (nerve lesion/dysfunction + nociceptive activation from ligaments, joints, muscles, tendons) Cancer pain (with nerve infiltration CRPS I (without nerve injury) PAIN INCLUDING BOTH NOCICEPTIVE AND NEROPATHIC COMPONENT Osteoarthritis Visceral pain Headache Ischemic pain Cancer pain (without nerve injury) Back pain (without nerve injury PRIMARY NOCICEPTIVE (EXAMPLES) Peripheral Back pain (due to nerve injury / dysfunction) PHN Trigeminal neuralgia HIV CRPS II Phantom Pain PRIMARY NEUROPATHIC (EXAMPLES) Central Post stroke Multiple sclerosis Spinal cord injury

Injury Peripheral Nerve Brain Descending Pathway Ascending Pathway Spinal Cord Dorsal Horn Dorsal Root Ganglion C-Fiber α-β Fiber α-δ Fiber Conduction Transduction Transmission/Modulation Perception Raffa R, Tallarida,R, Pergolizzi J. J Pain, 2010;11(8): 701-709. March 2016 24 Most Pains are Multi-factorial Due to the Anatomy and Physiology of Pain Transmission

Chronic Pain is a 24-Hour Problem

Physical Functioning	• Interferes with normal daytime activities, walking and productivity[2-4] • May contribute to insomnia and sleep disturbance,[2-6] which can also impair functioning[2,3,5] - 42% to 88% of patients with chronic pain report poor sleep[4,5] - The relationship between pain and sleep can be bi-directional[3-6]
Mental Functioning	• Can negatively impact mood and enjoyment of life[2,3] • Associated with psychological distress[2-5] • Pain, mood, and sleep disturbances are associated with daytime mental impairment[3,4,6]
Social Functioning	• May negatively impact mood and enjoyment of family time[2,3] • Sleep disturbance can impair social functioning[7]



Untreated Baseline Persistent Pain in a Hypothetical Patient
Pain Intensity
0
2
4
6
8
10
6AM
9AM
12PM
3PM
6PM
9PM
12AM
3AM
6AM
Time (h)

2. McCarberg BH et al. *Am J Ther*. 2008; 15(4):312-320.
3. Argoff CE. *Clin J Pain*. 2007;23(1):15-22.
4. Veldhuijzen DS et al. In: Verster JC et al, eds. *Sleep and Quality of Life in Clinical Medicine*. Totowa NJ: Humana Press: 2008;187-198
5. Menefee LA et al. *Clin J Pain*. 2000;16(4):290-297.
6. Davies KA et al. *Rheumatology (Oxford)*. 2008;47(12):1809-1813
7. Roth T. et al. *Sleep*. 199;22(Suppl 2):S354-S358

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DEPOMED

Pain is very personalized No “golden bullet” exists that works for everyone The impacts are enormous: In terms of QOL, cost, families, lives In adequately managed acute pain can lead to chronic pain 2016: A difficult time to be in pain in America It’s not easy treating pain either and it might be because people don’t “respect” pain as a disease. Yet it is! Many solutions are needed but they are just not available We are limited because we have limited arsenal CBP = chronic back pain. Baliki MN, et al. J Neurosci. 2008;28:1398-1403. March 2016 26 Overview of Pain Landscape and Current Challenges

The Need for Great Medicines


PAIN PATIENT TREATMENT
Sufficient treatment
Still sufficient treatment
Analgesic tolerance
Insufficient analgesia
Side-effects
Reason:
• Low tolerability?
• Interaction?
• Polymedication?
Insufficient analgesia
Reason:
• Wrong substance? / Wrong Dose?
• Neuropathic pain component?
• Others?
Dose Reduction
Insufficient efficacy + Acceptable tolerability
Sufficient efficacy + Unacceptable tolerability
Dose increase
Struggles but stays
Drops out- Opioid rotation
Low Qol
Inefficient Pain Management
= higher costs in healthcare system

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Emery Rovenstine (1895 – 1960) New York University “Events in the changing medical world have made it imperative that our functions be broadened and that we accept the challenge of pain occurring outside the surgical amphitheater. Such a concept fully justifies an anesthesia clinic on the therapy of pain.” Leroy Vandam (1914 – 2004) Harvard University John J. Bonica (1917-1994) The Management of Pain March 2016 28 Pain Medicine as a Specialty is Young Papper EM. Anesthesiology 28:1074;1967. Emanuel Papper (1915-2002) Columbia University

The Most Common Form of Chronic Pain, Chronic Low Back Pain, May Include Components of Both Nociceptive and Neuropathic Pain[1,2]

Pain Modulation

NOCICEPTIVE PAIN COMPONENTS

Caused by activity in neural pathways in response to potentially tissue-damaging stimuli[2]

- Degenerative disc disease
- Postoperative pain
- Sports/exercise injury

DULL[2]



THROBBING[2]



ACHING[2]




Ascending Pathways
Descending Pathways

NEUROPATHIC PAIN COMPONENTS

Caused by primary lesion or dysfunction in the nervous system[2]

- Spinal stenosis
- Herniated disc with nerve root compression
- Radicular pain

BURNING[3]



STABBING[3]



TINGLING[3]



29 | March 2016

1. Kozma CM et al. *J Manag Care Spec Pharm.* 2014;20(5):455-466b. 2. Morlion B. *Curr Med Res Opin.* 2011;27(1):11-33. 3. Chen H et al. *Mayo Clin Proc.* 2004;79(12):1533-1545.

DEPOMED

Varrassi G, Müller-Schwefe G, Pergolizzi J , et al. Pharmacological treatment of chronic pain – the need for CHANGE. Current Medical Research and Opinion. 2010: 26(5): 1231-1245 There is a lack of knowledge and especially pain with a neuropathic component is difficult to treat 30 March 2016 There is little knowledge on the pharmacological characteristics of different analgesic treatment options within the broad medical community There is limited awareness on the physiological difference between neuropathic and nociceptive pain within the broad medical community In severe chronic low back pain patients a neuropathic component is often not clearly diagnosed Pain where a neuropathic component is involved is often more severe and more difficult to treat 1 = I do not agree 2 3 5 = I totally agree 4 0% 50% 20% 30% 40% 60% 70% 80% 90% 100% 10% 19% 41% 28% 8% 3% 24% 42% 25% 7% 2% 27% 47% 20% 1% 5% 44% 37% 15% 1% 3%

ER Opioids 25.8 million Rx IR Opioids 228.7 million Rx NSAIDs 89.8 million Rx Cox 2s 9.4 million Rx 354,000,000 Rx in the last year!!!! May 2012 to 2013 March 2016 31 Prescriptions for Pain Continue to Increase

++ + + – + ± NOCICEPTIVE PAIN Visceral Soft tissue Bones Muscle spasm NEUROPATHIC PAIN Neural com- Pression Neural injury Opioid sensitivity Opioid + NSAIDs Muscle relaxants Opioid + cortico-steroids Opioids, tricyclic antidepressants / anticonvulsants, neuroleptics ... March 2016 32 Choosing the Appropriate Medication

Patient #2 Patient #1 Patient #3 MODERATE SEVERE Non- Pharmacological Therapies Non- Pharmacological Therapies Pergolizzi and Raffa. Journal of Clinical Pharmacy and Therapeutics, 2014, 39, 4–6 Redefining the Step Ladder March 2016 33 Step 4 Step 3 Step 2 Step 1

AN INDIVIDUAL’S PAIN MAY MANIFEST AS ANY COMBINATION OF PAIN TYPE Osteoarthritis Chronic Anatomic Nociceptive Back pain Acute (or chronic) Anatomic Nociceptive or neuropathic Therapy should be chosen based on each patient’s personal and medical history Raffa R, and Pergolizzi J. JCT : 2013 March 2016 34 Tailoring Pain Therapy to Meet Individual Patient Needs Physical labor? Other medical conditions/prescription medications? Alcohol consumption? Over-the-counter use? Not all therapies are right for all conditions and/or patients

Why the Need Opioids in Pain Armamentarium?


GI
Side effects
NSAIDs[1]
COX-2 inhibitor[2,3]
Cardiovascular
Side Effects
Hepatic/Renal
Toxicity
Acetaminophen/NSAIDs[1]

1. De Vries F, et al.. Br J Clin Pharm. 2010;70(3):429-38.
2. Solomon SD, et al. N Engl J Med. 2005;352(11):1071-80.
3. Roumie CL, et al. 2008;39:2037-45.

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Unmet Medical Needs in Chronic Non Cancer Pain Many Patients Remain Inadequately Treated March 2016 36 Reduced pill burden Fast onset of action Longer duration of action Reduced awareness of pain; resume daily activities Improved efficacy and side effect profile Unmet needs in increasing level of importance

TO BE ADDED: Individualisation Pre-Treatment Intensity of pain determining selection of drugs “Hassle factor” (prescription process) Cultural influence (patient opioiphobia) Co-morbidity Individual factors (e.g. age) Easy titration / dose adaptation March 2016 37 Cost Abuse potential Interactions with other analgesics Onset of action Overall side effect profile Overall efficacy LOW LEVEL OF IMPORTANCE Source: Datamonitor, Treatment Algorithms Survey (2002) Criteria for selecting analgesics for cancer pain HIGH Drivers in Decision for an Analgesic Pergolizzi J, Mercadante S,et al. The role of transdermal buprenorphine in the treatment of cancer pain: an expert panel consensus. Current Medical Research and Opinion 25:6: 2009, 1517–1528 Combination therapy is common (different causes => different solutions)

Genetic Factors Increasing recognition of genetic variations in humans in terms of: Expression of pain (eg Sodium channel pathologies) Response to analgesics (eg Cytochrome P450 slow or fast metabolisers; genetic mutations of opioid receptors and catecholamine metabolism) 38 Klepstad P. et al. The 118 A > G polymorphism in the human mu-opioid receptor gene may increase morphine requirements in patients with pain caused by malignant disease. Acta Anaesthesiol Scand. 2004 Nov;48(10):1232-9 March 2016

Abuse and Misuse of Prescription Drugs

- The fastest-growing drug problem in the United States.
- According to a CDC report, enough opioid pain relievers were sold in 2010 to "medicate every adult in the United States with the equivalent of a typical dose of 5 mg of hydrocodone every 4 hours for 1 month."
- There were 40,393 drug overdose deaths in the United States in 2010. This translates to **46 deaths every day**.

Centers for Disease Control and Prevention. Vital Signs: overdoses of prescription opioid pain relievers and other drugs among women in the United States, 1999–2010. *MMWR*. 2013;62:537-542.

Murphy SL, Xu JQ, Kochanek KD. Deaths: Final data for 2010. National vital statistics reports; vol 61 no 4. Hyattsville, MD: National Center for Health Statistics. 2013.

CDC Vital Signs. Opioid pain killer prescribing. Where you live makes a difference. July 2014. Available at: http://www.cdc.gov/vitalsigns/pdf/2014-07-vitalsigns.pdf. Accessed on April 10, 2015.

39 | March 2016

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40 For every unintentional overdose death related to an opioid analgesic: 9 people admitted for substance abuse treatment 35 visit emergency departments 161 report drug abuse or dependence, and 461 report non-medical uses of opioid analgesics http://www.cdc.gov/mmwr/preview/mmwrhtml/mm6101a3.htm March 2016 Opioid O.D. Deaths Crisis 65,000 deaths from overdose 1999-2014 Now exceeds car crash fatalities in America Equivalent to 30 major plane crashes 40

Opioid Induced Respiratory Depression: OIRD OIRD is the chief hazardous concern with all opioids Over the last decade, opioid-related deaths in the US have increased at an alarming rate From 1999 to 2010, the rate of opioid overdose deaths increased 265% in men and 400% in women1 New York City residents of “stable, middle-class neighborhoods are also dying from opioid overdoses.2” 1. Centers for Disease Control and Prevention. Vital signs: Prescription painkiller overdoses: a growing epidemic, especially among women. MMWR. July 2013. www.cdc.gov/vitalsigns/pdf/2013-07-vitalsigns.pdf. Accessed January 13, 2014. 2. Study: New York City’s Middle Class Affected By Opioid Overdoses. The NPR(10/17, Shute) 41

https://events-na12.adobeconnect.com/content/connect/c1/1278955669/en/events/event/shared/default_template/event_landing.html?sco-id=1392440305 March 2016 CDC: Engaging Providers, Patients, and Organizations on Draft CDC Opioid Prescribing Guidelines for Chronic Pain 42

CMS: Opioid Overutilization Guidelines https://www.cms.gov/Medicare/Prescription-Drug-coverage/PrescriptionDrugCovContra/RxUtilization.html March 2016 43

VA Opioid Safe Initiative http://www.va.gov/opa/pressrel/pressrelease.cfm?id=2529 March 2016 44

The 2011 Prescription Drug Abuse Prevention Plan expands upon the Obama Administration's National Drug Control Strategy and includes action in four major areas to reduce prescription drug abuse: March 2016 45 ONDCP's Prescription Drug Abuse Prevention Plan Education Monitoring Proper medication disposal Enforcement

http://www.fda.gov/downloads/drugs/guidancecomplianceregulatoryinformation/guidances/ucm334743.pdf March 2016 46 The FDA Abuse-Deterrent Opioid Guidance Provides a Path For Drug Developers

Abuse-Deterrent Properties FDA Draft Guidance “Abuse-Deterrent Opioids –Evaluating and Labeling” September 2015 March 2016 47 “This guidance is intended to assist sponsors who wish to develop formulations of opioid drug products with potentially abuse-deterrent properties (abuse-deterrent formulations). Specifically, the guidance explains FDA’s current thinking about the studies that should be conducted to demonstrate that a given formulation has abuse-deterrent properties, how those studies will be evaluated, and what labeling claims may be approved based on the results of those studies.”

Reasons for Underuse of Opioids May Include Multiple Factors



Communication between physician and patient[10]
Fear of disciplinary action or prosecution[1–3]
Fear of addiction,[4] tolerance & side effects[10]
Potential for abuse[2,9]
Undertreatment of chronic pain
Socioeconomic and psychological factors[6,7,10]
Lack of training in opioid titration[8]
Poor patient knowledge[10]
Governmental and private policy on payment for opioid analgesics[5,10]
Patient Factors
Physician Factors

1. Richard J, Reidenberg MM. *J Pain Symptom Manag.* 2005;29:206-212.
2. Gilson AM et al. *J Pain.* 2007;8:682-691.
3. Jung B, Reidenberg MM. *Pain Med.* 2006;7:353-357.
4. McCracken LM et al. *J Pain.* 2006;7:726-734.
5. Primm BJ et al. *J Natl Med Assoc.* 2004;96:1152-1161.
6. Edwards CL et al. *Pain.* 2001;94:133-137.
7. Green CR et al. *J Pain.* 2005;6:689-699.
8. Mercadante S. *Eur J Pain.* 2007;11:823-830.
9. Manchikanti L. *Pain Phys.* 2006;9:287-321.
10. Glachen M. *J Am Board Fam Pract.* 2001; 14: 211-218.

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March 2016 49 Situational Analysis We have a crippling disease, but we are still using old medicines. Other specialties have access to numerous novel innovations. We need options that address the complexity of pain in a multi-mechanistic manner. With the right arsenal and proper education we can defeat pain. That is why I am proud to collaborate with companies like Depomed in the fight against Pain.

We REALLY Need a Better Mousetrap 50 March 2016

Tapentadol

Tapentadol: A CII Opioid for the 21st Century Morphine commercialized In 1827 March 2016 52

Tapentadol’s Unique Pharmacology Increasing norepinephrine transporter affinity Increasing μ-opioid receptor affinity Tapentadol (NUCYNTA) March 2016 53 Duloxetine (Cymbalta™) Oxycodone (Oxycontin™)

 Resulting in a Broad Analgesic Spectrum March 2016 54 Increasing Efficacy in Neuropathic Pain Increasing Efficacy in Nociceptive Pain Duloxetine (Cymbalta™) Oxycodone (Oxycontin™) Tapentadol (NUCYNTA)

Oxycodone (Oxycontin™) And Improved Safety vs. Traditional Opioids March 2016 55 Increasing Respiratory Depression Increasing Abuse Potential Duloxetine (Cymbalta™) Tapentadol (NUCYNTA)

Pain Medicine Volume 16, Issue 1, pages 119-130, 22 SEP 2014 DOI: 10.1111/pme.12524 http://onlinelibrary.wiley.com/doi/10.1111/pme.12524/full#pme12524-fig-0001 Tapentadol Abuse Potential: A Post Marketing Evaluation Using a Sample of Individuals Evaluated for Substance Abuse Treatment March 2016 56

Rate of Diversion of Tapentadol IR and ER versus other CII Opioid Tablets July 1, 2009 - September 30, 2014 Rate of diversion of Tap versus other CII Dates Richard C. Dart et al. Pain Med 2015;pm.pnv032 March 2016 57

Median Street Price of Tapentadol IR and ER, and other CII Opioid Tablets, January 1, 2011 - September 30, 2014 Richard C. Dart et al. Pain Med 2015;pm.pnv032 March 2016 58

It is time to re-evaluate our approach to the treatment and management of chronic pain. Change Pain Group 2009 March 2016 59

Commercial Update Scott Shively Chief Commercial Officer

Pain and Neurology A Large and Growing Opportunity Depomed Brands Highly Differentiated and Strongly Positioned NUCYNTA Building Our Flagship Franchise Depomed Demonstrated Ability to Rapidly Transition, Relaunch and Accelerate Growth March 2016 61 Key Points

Sources: Depomed analyses, Decision Resources Market Analyzer 15.1% 13.3% 10.7% 9.5% 9.3% 8.4% 8.0% 5.9% 4.4% 4.1% 3.0% 3.0% 2.9% 2.6% March 2016 62 Pain and Neurology is a Large Segment of the $340 Billion U.S Pharmaceutical Market in 2015 Pain/Neurology is the Second Largest Segment of US Pharmaceutical Market – ($45.2B) Projected to Grow ~3% CAGR through 2020 Oncology Pain/ Neurology Others Cardiovasculars Metabolism Anti - virals , Psychiatry Respiratory Vaccines Gastrointestinal Hematology Dermatology Opthamology Anti - infectives

500 1,500 2,500 4,000 3,000 1,000 2,000 0 4,500 3,500 Gross sales, 2015 (US; $Mil) 326 Muscle relaxants Anti-depressants (for pain) 420 TIRFs 2,581 4,392 Opioids* 4,161 NSAIDS 1,531 Other pain Anesthetics *Opioids market includes injectables; excludes TIRF. TIRF = Transmucosal Immediate Release Fentanyl Note: Drugs designated by TA based upon labelled indication. (sales not sub-allocated by TA, so could be double counted across categories if for multiple indications). Sources: Depomed analyses, SHA PHAST IDV Integrated monthly database. March 2016 63 677 765 Antiepileptics (for pain) Total Sales of Branded Pain Market Segments Total Branded Pain Market in 2015: $16 Billion Depomed Portfolio Largest segments in pain are anti-epileptics, opioids and NSAIDs.

64 March 2016 ACUTE PAIN CLBP DPN MIGRAINE PHN BREAKTHROUGH PAIN Weekend Warrior: Active Adult who needs rapid and effective relief for mild to moderate acute pain Serious Injury/Surgery: Moderate to severe acute pain for several days, taking time off work due to severity of pain Middle-Aged Worker: Tried short acting treatments but pain has become around the clock and limiting functioning Taking 4-6 tablets a day of SAO, pain has been present for over 3 months Older Diabetic Patient: Painful nerve damage in the extremities, taking neuropathic agents and still has pain Complex patient to treat due to comorbidities Has tried and failed several triptan therapies Interested in trying new treatments Needs a treatment that provides rapid onset of action and relief Not getting adequate relief from generic gabapentin, ready to switch to a different treatment Has sleep disturbances and difficulty functioning during the day Needs fast relief from cancer pain Oral complications from Cancer treatment prohibit his oral pain medication Depomed Portfolio: Uniquely Differentiated to Provide Comprehensive Pain Management Solutions

NUCYNTA Franchise March 2016 65

Source: Monthly IDV (Retail and Mail Order) Depomed launch March 2016 66 NUCYNTA ER: Year-Over-Year Rx Growth Now 22.1% up from 1.3% in 9 Months Linear 0.0% 4.0% 8.0% 12.0% 16.0% 20.0% May-2015 Jun-2015 Jul-2015 Aug-2015 Sep-2015 Oct-2015 Nov-2015 Dec-2015 Jan-2016 Feb-2016 NUCYNTA ER Monthly TRx Y - o - Y Volume Growth YoY % Chg

Depomed launch March 2016 67 NUCYNTA: Volume Trends Growing Positive in Recent Months Source: Monthly IDV (Retail and Mail Order) -12.0% -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% May-2015 Jun-2015 Jul-2015 Aug-2015 Sep-2015 Oct-2015 Nov-2015 Dec-2015 Jan-2016 Feb-2016 NUCYNTA Monthly TRx Y - o - Y Volume Growth YoY % Linear

Key Issues/Opportunities Launch Strategies Inconsistent/insufficient sales force execution by J&J Increased sales force to 301 reps, with NUCYNTA/NUCYNTA ER as #1 priority Perception of poor efficacy Re-positioned NUCYNTA franchise for patients with combination of nociceptive and neuropathic pain based on dual MOA. Focus on excellent chronic lower back pain and DPN data Perception of poor access/affordability Successful payer contracting to retain high level of access. Educate HCPs and execute pull-through strategies and tactics Optimal dose often not achieved Provide clear patient types that will benefit from NUCYNTA ER’s unique MOA, and educate HCPs on appropriate dosing and titration March 2016 68 Pre-bid Marketing Insights Identified Four Strategic Opportunities which Depomed Focused on at Re-launch

(1) There can be no assurance that the anticipated results will be achieved March 2016 Depomed’s NUCYNTA Growth Strategy – Targeting to Surpass $1 Billion in Sales1 69 Promotion Significantly increased promotion and marketing efforts 1 Positioning Revamped product positioning and messaging 2 Pricing and Access Maximize brand through pricing and access strategies 3 Proper Dosing Significantly increased promotion and marketing efforts 4 POTENTIAL BLOCKBUSTER

Promotion 1 In 2015, increased salesforce to 277 promoting NUCYNTA (vs 80 with Janssen), in February 2016 added 24 Lazada reps 25,000 targets in Call-plan (vs 7000 with Janssen CSO) Innovative segmentation approach to target highest potential prescribers Executed over 300,000 NUCYNTA ER details since launch 130 Speakers Trained, 900 Speaker Programs in 6 months, 10 Advisory Boards Significant presence at Pain Week, AAPM and other major pain conferences Successful POA1 meeting in January, 2016 has amplified the focus and energy level March 2016 70 Significantly Increased Promotion and Marketing Efforts

March 2016 Revamped NUCYNTA AND NUCYNTA ER Positioning 71 Positioning 2 The first unique molecule of the centrally acting analgesic class approved since 1984 A µ-opioid receptor (MOR) agonist and a norepinephrine reuptake inhibitor (NRI) Powerful efficacy in various pain models Well defined tolerability and safety After abrupt discontinuation, 95.2% of NUCYNTA ER treated patients experienced no withdrawal “NUCYNTA ER is the 1st and only FDA approved LAO designed to control both nociceptive and neuropathic pain.” The positioning is communicated in creative and headline

Tapentadol is a centrally acting synthetic analgesic. The exact mechanism of action is unknown. Although the clinical relevance is unclear, preclinical studies have shown that tapentadol is a µ-opioid receptor (MOR) agonist and a norepinephrine reuptake inhibitor (NRI). Analgesia in animal models is derived from both of these properties1 Activation of μ-opioid receptors in ascending pathways works to inhibit nociceptive signals2 March 2016 Tapentadol: Designed as a Next-Generation Long-Acting Opioid 1. NUCYNTA® ER [prescribing information]. Newark, CA: Depomed, Inc.; 2014. 2. Gourlay GK. Support Care Cancer. 2005;13(3):153-159. 3. Benarroch EE. Neurology. 2008;71(3):217-221. 72 Ascending Pathways Descending Pathways Inhibition of pain impulses through norepinephrine reuptake inhibition3

NUCYNTA MOA Video March 2016 73

cLBP Patient Profile DPN Patient Profile Acute /cLBP Patient Profile Acute Pain Patient Profile March 2016 74 Marketing Collateral Brings Patient Profiles to Life

NUCYNTA ER's Efficacy Attribute Significantly Improved Since Re-launch

Key Attributes of NUCYNTA ER for Chronic Pain Treatment – Post vs. Pre Launch

	Total* (n=171,121) Pre-Launch (Apr '15)	Total* (n=171,121) Post-Launch (Oct '15)
Unaided NUCYNTA ER Awareness in Chronic Pain (n=172, 167)	47%	50%
Proven efficacy in established chronic pain with nociceptive and neuropathic components (ie cLBP)	45%	66% ▲
Efficacy in a broad range of pain conditions, including low back, and neuropathic	55%	66% ▲
A low incidence of side effects/overall tolerability	38%	48% ▲
Unique mechanism of action allowing for treatment involving ascending and descending pathways	66%	69%

▲▼ Arrows indicate significant changes from last wave at 90% C.I.

*Total includes Pain, PCPs, and NP/PAs

Source: NUCYNTA ATU Oct 2015

75 | March 2016

DEPOMED

Class-Leading Commercial Access

3 Pricing and Access

NUCYNTA ER and Competitor Commercial Access


5%
19%
76%
4%
20%
76%
5%
27%
68%
NUCYNTA ER
OXYCONTIN
OPANA ER
Unrestricted
Restricted
Non Reimbursed

NUCYNTA Commercial Access


5%
19%
76%
NUCYNTA
Non Reimbursed

- **76%** of commercial patients have unrestricted access to **NUCYNTA ER** versus OxyContin (76%) and Opana ER (68%)
  - **Cigna** – NUCYNTA and NUCYNTA ER are both in a Tier 2 position (January)
  - **Blue Cross Blue Shield Tennessee** - has NUCYNTA and NUCYNTA ER as Tier 2 (January)
  - **Federal Employee Benefit Program** - moved NUCYNTA and NUCYNTA ER in front of OxyContin (February)
  - **United Healthcare Commercial** - access continues for NUCYNTA and NUCYNTA ER in a preferred position in 2016
  - **Express Scripts, CVS Caremark** – preferred position on national formularies (50 million lives)
- **76%** of commercial patients have unrestricted access to **NUCYNTA**

Source: Precision analysis; MMIT formulary data; SHA data – TRx and claims from Jan – July 2015, annualized for the purposes of the analysis

76 | March 2016

DEPOMED

Educating Physicians on Titration

4 Proper Dosing

- Lower back pain study – ~400mg/day average dose after titration
- Marketplace – ~258 mg/ day average dose after titration[1]
- Appropriate conversation on titration a part of every sales presentation
- Efficacy perception is improving markedly



TITRATION
MAINTENANCE PHASE
DOSAGE IN MG
400
350
300
250
200
150
100
50
STUDY WEEK 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15
157 MG
357 MG
393 MG

(1) SHA IDV Monthly Prescription Data (Retail and Mail Order)
Expert Opin. Pharmacother. (2010) 11(11):1787-1804

77 | March 2016
DEPOMED

Depomed Can Deliver with an Experienced and Talented Team

Experienced Senior Commercial Leadership and Marketing Team

- Concentrated experience within Pain and Neurology sectors
- Experience: Pfizer, Lilly, Purdue, Alpharma, Mallinckrodt, Endo, Hoechst Marion Roussel, Sanofi-Aventis, Ortho-McNeil, Baxter, GSK, Zogenix

Salesforce Overview

- Average 15 years sales experience; average 8 years pain sales experience
  - Highly trained – Flagship AAPM Pain Certification Program
- Hired from: Janssen, Purdue, Pfizer, Endo, Mallinckrodt, AstraZeneca, GlaxoSmithKline, Allergan, Bristol-Myers Squibb, Eli Lilly, Merck, Novartis, Salix, Sanofi-Aventis, Takeda, Sunovion
- Strong coverage aimed at potential high decile prescribers
  - 25K call plan targets
  - Very innovative segmented approach
  - Averaging over 8,800 NUCYNTA ER details per week

63% of Pain Specialists think Depomed sales representatives bring a higher value to their practice than competitor's reps post-launch

78 | March 2016

DEPOMED

Portfolio Products March 2016 79

March 2016 80 Reacquired marketing rights March 2011 and received $40M payment 34% increase Y-o-Y revenues >$86 million run rate as of Q4 2015 Management of postherpetic neuralgia Once daily, less dizziness and somnolence Night and day Growth Potential: Increase neurology utilization and capture switches from generic gabapentin Gralise®

March 2016 81 Cambia® Acquired in December 2013 for $48.7M 26% increase Y-o-Y revenues >$32 million run rate as of Q4 2015 Acute migraine attacks in adults Only single-agent in therapeutic class for acute migraine Growth Potential: Differentiate based on rapid onset of action and relief

March 2016 82 Lazanda® Acquired in July 2013 for $4M 154% increase Y-o-Y revenues $21 million run rate as of Q4 2015 Breakthrough cancer pain Only nasally-delivered fentanyl product Growth Potential: Differentiate nasal delivery advantages, show preferred treatment for patients with oral complications

March 2016 83 Summary Experienced Pain Team with Demonstrated Ability to Execute and Drive Growth Highly Differentiated Product Portfolio – Six Brands with Lengthy Exclusivity NUCYNTA ER TRxs Growing 20%+ YOY and Accelerating. NUCYNTA Starting to Grow New NUCYNTA ER Positioning and Messaging Changing Perception of Efficacy NUCYNTA will Become a Billion Dollar Franchise! Experienced Pain Team with Demonstrated Ability to Execute and Drive Growth

Question and Answer Session

CEBRANOPADOL A Potent Analgesic with Novel Pharmacology: NOP and Opioid Receptor Agonism Srini Rao, M.D., Ph.D. Chief Medical Officer

Why Cebranopadol? First of a new class of analgesics Opioid-like efficacy in musculoskeletal pain Efficacy in neuropathic pain Better safety vs. typical opioids: reduced abuse potential and respiratory depression March 2016 86

Cebranopadol Overview First-in-class pharmacology: NOP receptor agonist Opioid agonist Orally administered with pharmacokinetics that support once-a-day dosing Phase III Ready March 2016 87

“Nociceptin/Orphanin FQ peptide” (NOP) receptor discovered in 1994 NOP is in the same receptor family as the μ, κ, and opioid receptors, though with distinct pharmacology Highly expressed in brain regions associated with both pain perception and drug abuse. NOP Receptor: A Novel Analgesic Target March 2016 88

Compound NRI NOP agonist μ-opioid agonist κ-opioid agonist -opioid agonist κ-opioid antagonist -opioid antagonist Cebranopadol Tapentadol Morphine, Oxycodone, Hydrocodone, Oxymorphone, Hydromorphone, Fentanyl Buprenorphine* Mechanism(s)-of-Action *CIII drug substance March 2016 89 Cebranopadol’s Unique Pharmacology

μ-opioid Receptor Activation Effective against nociceptive pain But: Visceral & neuropathic pain are relatively opioid resistant Respiratory depression Addiction risk Potent and broad analgesic activity in pain with reduced risk of respiratory depression and addiction risk vs. “traditional” opioids Cebranopadol: μ-opioid + NOP agonist NOP Receptor Activation Effective against neuropathic, inflammatory, and visceral pain Broad therapeutic index with low risk of respiratory depression and addiction March 2016 90 Cebranopadol: Pharmacological Synergy

Why Cebranopadol? First of a new class of analgesics Opioid-like efficacy in musculoskeletal pain Efficacy in neuropathic pain Better safety vs. typical opioids: reduced abuse potential and respiratory depression March 2016 91

Over 2000 individuals exposed to cebranopadol to date 7 Phase II trials completed Broad dose range explored 25 – 1600 µg/ day Overview of Completed Clinical Studies March 2016 92

March 2016 93 Phase/ Trial # Pts Trial Design Cebranopadol Doses (µg) Comparators & Dose (mg) Chronic Lower Back Pain (cLBP) IIb “06” 635 12-week 5 Parallel Arms Tapentadol 400mg Placebo Painful Diabetic Peripheral Neuropathy (DPN) IIb “08” 314 6-week 4 Parallel Arms Pregabalin 600mg Placebo IIa “04” 122 4-week 4 Parallel Arms Placebo IIa “02” 89 Crossover: Three 5- day treatment periods separated by 5 days of washout Morphine 60 mg Placebo Knee Osteoarthritis IIb MD101 619 12-week 4 Parallel Arms Oxycodone 20-100 mg IIa “03” 207 4-week 4 Parallel Arms Placebo Bunionectomy IIa “01” 258 Acute 5 Parallel Arms Morphine 60mg Placebo 200 400 600 100 300 600 25 75 200 40 80 100 120 200 75 200 400 200 - 400 400 - 800 200 400 600 Phase II Clinical Trial Summary

Phase II Results: 5 Positive Trials Phase # Pts Trial Arms (ALL include placebo) Results Chronic Lower Back Pain (cLBP) IIb 635 Cebranopadol: 200,400, 600 µg Tapentadol: 400 mg Statistically significant results for tapentadol and all doses of cebranopadol vs. placebo Painful Diabetic Peripheral Neuropathy (DPN) IIb 314 Cebranopadol:100, 300, 600 µg Pregabalin: 600 mg All doses separated numerically and clinically 600 µg of cebranopadol separated statistically IIa 122 Cebranopadol: 25, 75, and 200 µg Numerical separation at 200 µg IIa 89 Cebranopadol: 40,80,100,120,& 200 µg Morphine: 60 mg 100 µg and morphine statistically separated from placebo Knee Osteoarthritis IIb 619 Cebranopadol:200-400, 400-800 µg Oxycodone: 20-100 mg Failed study – no treatment arms (including active comparator) differentiated from placebo IIa 207 Cebranopadol: 75, 200, or 400 µg Placebo 400 µg separated statistically from placebo 200 µg showed numerical separation vs. placebo Bunionectomy IIa 258 Cebranopadol: 200,400, 600 µg Morphine: 60 mg Morphine and cebranopadol 400 µg and 600 µg separated statistically from placebo March 2016 94

cLBP: Phase IIb Trial Design Treatment Period 635 Patients Randomized Aggressive cebranopadol titration: Initiation at 200 µg Dose escalation every 3 days Dose increment of 200 µg March 2016 95 Maintenance Phase 12 weeks Titration Phase 14 days Tapentadol Twice Daily 200 mg 50-100-150-200 mg Cebranopadol Once Daily 200 µg 200 µg 400 µg 200-400 µg 600 µg 200-400-600 µg Placebo

 from Baseline Trial Week Titration Maintainence Weekly Average 24h Pain Scores from Baseline P – Values 200mcg: 0.0095 400mcg: 0.0122 600mcg: 0.0021 March 2016 96 cLBP: Robust Efficacy Across All Dosages

cLBP: Tolerability, Titration vs. Maintenance Dizziness Nausea Vomiting Fatigue Placebo N=126 Cebranopadol 200 µg N=131 Cebranopadol 400 µg N=128 Cebranopadol 600 µg N=130 Tapentadol 400 mg N=126 Discontinuation due to AE 3.2% 32.1% 40.6% 47.7% 26.2% a) Titration period 25% 41% 54% 73% 42% b) Maintenance period 75% 59% 46% 27% 58% Across all drug arms March 2016 97 Most common AE’s included:

DPN Pain: Phase IIb Trial Design Treatment Period 314 Patients Randomized Aggressive cebranopadol titration for 300 & 600 µg arms: Initiation at 200 µg (600µg arm) Dose escalation every 3 days Dose increment of 200 µg March 2016 98 Maintenance Phase 6 weeks Titration Phase 14 days Pregabalin Twice Daily 600 mg 150-300-450-600mg Cebranopadol Once Daily 100 µg 100 µg 300 µg 100-300 µg 600 µg 200-400-600 µg Placebo

 from Baseline Trial Week Weekly Average 24h Pain Scores from Baseline March 2016 99 DPN: Statistical Separation at 600 µg Dosage P – Values 100mcg: 0.0621 300mcg: 0.0564 600mcg: 0.0153

Placebo N=63 Cebranopadol 100 µg N=64 Cebranopadol 300 µg N=61 Cebranopadol 600 µg N=63 Pregabalin 600 mg N=65 Discontinuation due to AE 7.9% 12.5% 27.9% 47.6% 12.3% a) Titration period 60% 50% 53% 73% 25% b) Maintenance period 40% 50% 47% 27% 75% DPN: Tolerability, Titration vs. Maintenance March 2016 100 Dizziness Nausea Vomiting Fatigue Across all drug arms Most common AE’s included:

Why Cebranopadol? First of a new class of analgesics Opioid-like efficacy in musculoskeletal pain Efficacy in neuropathic pain Better safety vs. opioids: reduced respiratory depression and reduced abuse potential March 2016 101

Oral cebranopadol (600 µg) vs. IV fentanyl (3.5 µg/kg) Outcome of interest: respiratory rate March 2016 102 Respiratory Function Study Treatment Period Period 1 Washout Period 2 Cebranopadol Fentanyl Fentanyl Cebranopadol 12 Subjects Randomized Acute, crossover trial to evaluate the effect of cebranopadol vs. fentanyl on ventilation in 12 healthy subjects

March 2016 103 Cebranopadol: Limited Impact on Respiratory Rate Mean Respiratory Rate [Breaths/min] Time [h] 0 2 4 6 8 10 12 8 10 12 14 16 19 Treatment: Fentanyl IV Cebranopadol 600 µg

Human Abuse Liability (HAL) Study March 2016 104 Design: 7-way, crossover trial with pre-enrichment in non-dependent recreational opioid users Objective: To evaluate the abuse potential of cebranopadol relative to hydromorphone (HMO) IR and placebo Non-dependent recreational opioid users (m/f) No signs of withdrawal Signs of withdrawal Differentiation No differentiation Washout of at least 14 days between treatment periods Cebranopadol 200 µg Cebranopadol 400 µg Cebranopadol 800 µg Placebo Hydromorphone IR 16 mg Hydromorphone IR 8 mg Placebo

Cebranopadol: Reduced Abuse Potential Results: Therapeutic doses: cebranopadol’s likability similar to placebo Supratherapeutic dose: Maximum likability occurs 5h after dosing Moreover: Cebranopadol administered intranasally showed similar PK as oral administration in non-human primates Cebranopadol’s physicochemical properties make ad hoc parenteral administration difficult Drug Liking at this Moment (VAS) Hours Statistical Bounds Dislike Like March 2016 105

Summary Effective across both nociceptive and neuropathic pain states when dosed once daily –Efficacy has been established to 14 weeks of therapy –Dose-response relationship has been established Respiratory depression is of limited magnitude “Human Abuse Potential” trial results support lower scheduling Initiation of treatment with higher doses and rapid up-titration with large increments is associated with decreased tolerability; titration will be addressed in Phase 3 March 2016 106

Overview of Clinical Development Plan

2014 FDA Draft Guidance on Analgesics Development* *Guidance for Industry Analgesic Indications: Developing Drug and Biological Products”, U.S. Department of Health and Human Services FDA/CDER, February 2014 March 2016 108 Chronic Musculoskeletal Pain Single Indication Label 2 trials in single indication • 1 trial in different condition Chronic Pain 1 trial in other, non-neuropathic pain condition General Neuropathic Pain Peripheral Neuropathic Pain 3 trials in 3 different peripheral neuropathic pain conditions 1 trial in a central neuropathic pain condition

Development Plan to cLBP & Beyond March 2016 109 2 Phase III Trials In Chronic Low Back Pain “Chronic low back pain severe enough to require...opioid therapy” 1 Phase III Trial In Knee OA “Chronic musculoskeletal pain severe enough to require... opioid therapy”

Optimizing Dose Titration Analysis of dosages and titration schemes across all Phase II studies completed, with a focus on AE’s resulting in discontinuations Simulation suggests a >40% reduction in dropouts with this titration regimen March 2016 110

Summary March 2016 111 \ Cebranopadol’s demonstrated properties: Opioid-like efficacy in nociceptive pain Efficacy in neuropathic pain (unlike typical opioids) Limited respiratory depression Low likability vs. typical opioid The next stage of evolution in innovative, multi-mechanistic analgesic therapy

Cebranopadol: The Next Frontier Joseph V. Pergolizzi, Jr, MD Johns Hopkins University and Temple University Schools of Medicine

March 2016 113

Value Proposition for Addressing Current Unmet Needs in CNCP March 2016 114 Cebranopadol Clinical Data: Thoughts Cebranopadol: Potential Market Differentiation Cebranopadol: Changing the Pain Landscape Treatment Discussion The Pain Specialist: Need for Novel Treatment Modalities

March 2016 115 Could Cebranopadol be a Good Option in Chronic Musculoskeletal and DPN Pain Management? Novel mechanism-of-action –NOP receptor agonist –Pan opioid effect: Agonist at μ-and κ-opioid receptors Initial data shows reliable safety and efficacy for pain in various types of chronic non-cancer painful conditions Long duration of action resulting in sustainable pain relief Multiple dose strengths and linear dose proportionality allows for dosing flexibility and tailoring to patients needs Potential limited respiratory depressive effects –Low likability vs. typical opioid YES

Complex? 116 March 2016 pathophysiological PAIN visceral chronic neuropathic central malignant physiological nociceptive benign acute

Varrassi G, Müller-Schwefe G, Pergolizzi J , et al. Pharmacological treatment of chronic pain – the need for CHANGE. Current Medical Research and Opinion. 2010: 26(5): 1231-1245 There is a Lack of Knowledge and Especially Pain with a Neuropathic Component is Difficult to Treat March 2016 There is little knowledge on the pharmacological characteristics of different analgesic treatment options within the broad medical community There is limited awareness on the physiological difference between neuropathic and nociceptive pain within the broad medical community In severe chronic low back pain patients a neuropathic component is often not clearly diagnosed Pain where a neuropathic component is involved is often more severe and more difficult to treat 1 = I do not agree 2 3 5 = I totally agree 4 0% 50% 20% 30% 40% 60% 70% 80% 90% 100% 10% 19% 41% 28% 8% 3% 24% 42% 25% 7% 2% 27% 47% 20% 1% 5% 44% 37% 15% 1% 3% 117

TO BE ADDED: Individualisation Pre-Treatment Intensity of pain determining selection of drugs “Hassle factor” (prescription process) Cultural influence (patient opioiphobia) Co-morbidity Individual factors (e.g. age) Easy titration / dose adaptation March 2016 118 Cost Abuse potential Interactions with other analgesics Onset of action Overall side effect profile Overall efficacy LOW LEVEL OF IMPORTANCE Source: Datamonitor, Treatment Algorithms Survey (2002) Criteria for selecting analgesics for cancer pain HIGH Drivers in Decision for an Analgesic Pergolizzi J, Mercadante S,et al. The role of transdermal buprenorphine in the treatment of cancer pain: an expert panel consensus. Current Medical Research and Opinion 25:6: 2009, 1517–1528 Combination therapy is common (different causes => different solutions)

119 March 2016 Tylenol NSAIDS Local Anesthetics Opiates Weak Opiates Opioid Combinations Analgesics Ketamine Gabepentin

Analgesia and the Pain Pathway


PAIN
Opioids
α_2-agonists
Centrally acting analgesics
Anti-inflammatory agents
(coxibs, nonselective NSAIDs)
Ascending input
Descending modulation
Dorsal horn
Local anesthetics
Opioids
α_2-agonists
COX-2 selective inhibitors
Spinothalamic tract
Dorsal root ganglion
Local anesthetics
Anti-inflammatory agents
Peripheral nociceptors
Peripheral nerve
Local anesthetics
Anti-inflammatory agents
(coxibs, nonselective NSAIDs)
TRAUMA

NSAIDs=nonsteroidal anti-inflammatory drugs.

Adapted from Gottschalk et al. *Am Fam Physician*. 2001;63:1979-1984.

120 | March 2016

DEPOMED

Analgesia AE Combination OK Best OK No benefit if analgesia, AE , or both Drug Combinations: Expected Outcome 121 March 2016

Combining different analgesic principles may lead to additive effects for analgesia and side effects Hanna et al. 2008, Gilron et al. 2005 Loose Drug Combinations March 2016 Loose drug combinations carry the risk of: Drug–drug interactions Non-complementary pharmacokinetic profiles Related side-effects Starting the Vicious Circle Risk for low patient compliance due to “Pill Burden” 122

The Most Common Form of Chronic Pain, Chronic Low Back Pain, May Include Components of Both Nociceptive and Neuropathic Pain[1,2]

Pain Modulation

NOCICEPTIVE PAIN COMPONENTS

Caused by activity in neural pathways in response to potentially tissue-damaging stimuli[2]

- Degenerative disc disease
- Postoperative pain
- Sports/exercise injury

DULL[2] THROBBING[2] ACHING[2]





Ascending Pathways
Descending Pathways

NEUROPATHIC PAIN COMPONENTS

Caused by primary lesion or dysfunction in the nervous system[2]

- Spinal stenosis
- Herniated disc with nerve root compression
- Radicular pain

BURNING[3] STABBING[3] TINGLING[3]



123 | March 2016

1. Kozma CM et al. *J Manag Care Spec Pharm.* 2014;20(5):455-466b. 2. Morlion B. *Curr Med Res Opin.* 2011;27(1):11-33. 3. Chen H et al. *Mayo Clin Proc.* 2004;79(12):1533-1545.

DEPOMED

Ideal for pain management is to measure symptoms and to treat pain mechanisms Woolf CJ, Mannion RJ. Lancet. 1999;353:1959-64. Woolf, C. J. ,Max MB. Anesthesiology. 2001; 95: 241-249. March 2016 124 Mechanism-Based Pain Diagnosis Disease/Injury Mechanism Signs/Symptoms Treat Measure Syndrome Identification of the underlying mechanism is difficult Symptoms are not always equivalent to the mechanism

Treatment of Pain with Multiple Underlying Mechanisms Combination therapy or higher doses often result in decreased tolerability Tapentadol is currently the only single entity central acting multi-mechanistic analgesic that effectively addresses both neuropathic and nociceptive components Cebranopandol represents a further evolution of a single entity central acting multi-mechanistic analgesic 125 March 2016 Davis 2007, Varrassi et al. 2010 Nociceptive (NC) component Neuropathic (NP) component Non-opioids (NSAIDs) + – Weak Opioids + Strong Opioids + Co-analgesics (Antidepressants/Anticonvulsants) + Modified from Davis et al. 2008 Tapentadol + + No NP-mechanism-related action + – Effective Partially efficient

Key Opiate Risks to Assist in Addressing Opioid Concerns March 2016 126 Drug abuse 1 Physical dependence 2 Psychological dependence 3 Overdose 4 Respiratory depression 5

Multi-mechanistic Analgesia Cebranopadol: One Key for Multiple Locks 127 March 2016

Order of Importance March 2016 128 Cebranopadol – Uniquely Designed to Address Unmet Needs of Chronic Non Cancer Pain Management Benefits of Cebranopadol’s: Opioid-like efficacy in nociceptive pain and efficacy in neuropathic pain (unlike typical opioids) Stable pain management improved tolerability - ORID Low likeability vs. typical opioid 1st -in-class pharmacology: NOP receptor agonist at μ- and κ-opioid receptors Improved efficacy and side effect profile Risk mitigation and addresses society concerns Unmet medical needs for CNCP pain Ability to treat different types of pain with a single agent Linear dose proportionality and multiple doses Oral once daily application Easy of titration and increased ability to tailor therapy Durable analgesic effect; reduced need for rescue meds

129 March 2016 Could Cebranopadol be a Good Option in Chronic Musculoskeletal and DPN Pain Management? Novel mechanism-of-action –NOP receptor agonist –Pan opioid effect: Agonist at μ-and κ-opioid receptors Initial data shows reliable safety & efficacy for pain in various types of chronic non-cancer painful conditions Long duration of action resulting in sustainable pain relief Multiple dose strengths and linear dose proportionality allows for dosing flexibility and tailoring to patients needs Potential limited respiratory depressive effects –Low likability vs. typical opioid YES

“Greatness is not in where we stand, but in what direction we are moving.” Oliver Wendell Holmes March 2016 130

Question and Answer Session

Financial Overview August Moretti Chief Financial Officer

Strong 2015 Financial Performance March 2016 133 2015 Net Product Sales $342 million Full Year Non-GAAP Adjusted EBITDA $111 million Cash Generated Post NUCYNTA $167 million Cash at 12/31/15 $210 million Includes 9 Months of NUCYNTA Sales

2016 Guidance Reflects Robust Net Sales Growth March 2016 134 Total Revenue $485 to $525 million Total Non-GAAP SG&A Expense $180 to $195 million Total Non-GAAP R&D Expense $30 to $40 million Non-GAAP Adjusted Earnings $95 to $115 million Non-GAAP Adjusted EBITDA $175 to $205 million The Company expects Q1 2016 Revenues to be approximately 20 - 21% of Full Year Revenues.

Cebranopadol is a Potential Game Changer Development Expense Through Phase 3 of Approximately $100M March 2016 135 2016 Eligible for R&D Tax Credits Front-end loaded ~$10M 2017-2019 ~$90M

Strong Cash Flow Enables Rapid Deleveraging Strong Cash Flow: Generated $167M in cash in 9 months since NUCYNTA re-launch $575M of Secured Debt and $210M cash at 12/31/15 April 4, 2016: Will prepay $100M of principal of Secured Debt April 2017: Expect to either: further prepay to reduce the outstanding Secured Debt or refinance the entire outstanding Secured Debt March 2016 136 April 2016 April 2017 Secured Debt $475M1 $475M2 Annualized LTM EBITDA3 $150 $200 Secured Debt/ LTM EBITDA 3.2 2.35 1Reflects April 4, 2016 prepayment of $100M 2Assumes for no additional pay down 3 Approximates Annualized EBITDA for the last 3 quarters of 2015

Question and Answer Session

APPENDIX Biographies

James A. Schoeneck March 2016 139 James A. Schoeneck, President and Chief Executive Officer Mr. Schoeneck joined Depomed as president and chief executive officer in April 2011 and has served on the company’s Board of Directors since December 2007. From 2005 until joining Depomed, Mr. Schoeneck was chief executive officer of BrainCells Inc., a private biopharmaceutical company. Prior to joining BrainCells, he served as chief executive officer of ActivX BioSciences, a development stage biotechnology company. Mr. Schoeneck's broad pharmaceutical experience also includes three years as president and chief executive officer of Prometheus Laboratories Inc., where he led the company to profitability and rapid revenue growth, increasing annual sales from $6 million to over $70 million. Under Mr. Schoeneck's leadership, Prometheus was recognized as the third fastest-growing private company in America by Inc. magazine. Prior to Prometheus, Mr. Schoeneck spent three years at Centocor, Inc., where he led the development of Centocor's commercial capabilities, growing his team from three people to almost 500 in less than three years. His group launched Remicade®, which has become the world's third largest selling pharmaceutical product, with over $8 billion in sales in 2012. Earlier in his career, he spent 13 years at Rhone-Poulenc Rorer, Inc. (now Sanofi-Aventis) serving in various sales and marketing positions of increasing responsibility. Mr. Schoeneck serves as a member of the board of directors at Fibrogen, Inc, and AnaptysBio, Inc., a privately-held biotechnology company focused on inflammation and immuno-oncology drug development. Mr. Schoeneck holds a B.S. degree in Education from Jacksonville State University.

August J. Moretti March 2016 140 August J. Moretti, Senior Vice President and Chief Financial Officer Mr. Moretti joined Depomed as senior vice president and chief financial officer in January 2012. From 2004 to December 2011 he was chief financial officer and senior vice president of Alexza Pharmaceuticals, Inc., a publicly held pharmaceutical company. From 2001 to 2004, Mr. Moretti was chief financial officer of Alavita, Inc. (formerly Surromed, Inc.), a privately held biotechnology company. Prior to Alavita, he was a member of Heller Ehrman, an international law firm. Mr. Moretti received a J.D. from Harvard Law School and a B.A. in Economics from Princeton University.

R. Scott Shively March 2016 141 R. Scott Shively, Chief Commercial Officer Mr. Shively joined Depomed as chief commercial officer in August 2014 bringing with him extensive commercial leadership experience in sales and marketing of pain and neurology products, for both specialty as well as larger pharmaceutical companies. Mr. Shively served as executive vice president and chief commercial officer of Zogenix from November 2012 through August 2014 where he directed all commercial efforts of the company. From 2009 to 2012, he was vice president - global commercial disease area lead for pain for Pfizer, Inc., where he had global commercial leadership responsibility for Pfizer's marketed pain products, including Lyrica and Celebrex, as well as for all pain pipeline products. From 2007 to 2009, Mr. Shively was senior vice president for commercial operations at Alpharma Pharmaceuticals, a specialty pharmaceutical company focused on pain management, where he led the expansion of their commercial organization and new product launches, tripling brand sales within two years. Prior to Alpharma, Mr. Shively served as senior vice president for global respiratory as well as interim president and chief executive officer, USA at Altana AG. At Altana, Mr. Shively was responsible for the company's U.S. operations, including a sales force of over 500 representatives. Prior to Altana, Mr. Shively was VP of Marketing for Endo Pharmaceuticals for five years, during a period of rapid growth of Lidoderm and other pain and CNS brands. Earlier in his career, Mr. Shively held a variety of international and domestic commercial leadership roles at subsidiaries of Sanofi-Aventis. Mr. Shively received a B.S. in Zoology from Duke University with a pre-medical focus.

SrinivasG. Rao, M.D., Ph.D

142 March 2016

SrinivasG. Rao, M.D., Ph.D, Chief Medical Officer

Dr. Rao joined Depomed as chief medical officer in July, 2014. He brings with him extensive experience and background in pain and central nervous system diseases. He was the founder and chief executive officer of KyalinBiosciences, a privately held biotechnology company developing a potential breakthrough therapy for autism, from its formation in 2011 through to its sale to Retrophin, Incin 2013. In 2014, he served as executive vice president and head of neuroscience at Retrophin. From 2011 to 2013, Dr. Raoalso served as chief medical officer and chief scientific officer of 3 companies through his association with Avalon Ventures. Finally, from 2001 to 2011, he was chief scientific officer of Cypress Bioscience where he had a broad range of responsibilities, from business to clinical development. He was the innovator behind Savella™, postulating that this drug's unique pharmacology would be effective for fibromyalgia. Savella™ was approved by the FDA for this indication in 2009. Dr. Raoreceived his M.D. from Yale School of Medicine and his Ph.D. in neurobiology from Yale Graduate School.

Joseph V. Pergolizzi, Jr., M.D. March 2016 143 Joseph V. Pergolizzi, Jr., M.D. Dr. Pergolizzi is Chief Operating Officer, Naples Anesthesia & Physician Associates and an Adjunct Assistant Professor in the Department of Medicine at Johns Hopkins University School of Medicine. Dr. Pergolizzi is a former Adjunct Faculty member of the Department of Anesthesiology and Pain Medicine at Georgetown University School of Medicine and an Associate Professor in the Department of Pharmacology at Temple University School of Medicine. Dr. Pergolizzi is also a steering committee member of the Food and Drug Administration’s Safe Use Initiative and a consultant to the National Institutes of Health. Dr. Pergolizzi’s innovative achievements have focused on an array of complex matters including but not limited to genetic differences in analgesic drug metabolism that can result in clinical relevant pharmacokinetic drug to drug interactions and their subsequent impact on healthcare economics and outcome measures; policy issues related to safe and appropriate use of opioid analgesics through the development of sophisticated physio-chemistry based abuse deterrent technologies; and advancing integrative medicine techniques to create novel natural/synthetic combination products to address patients desires for vetted complementary and alternative products. Dr. Pergolizzi is the author of over 150 peer reviewed articles, abstracts, platform presentations, and book chapters in his areas of interest and expertise. He is an internationally recognized expert in clinical research, pain medicine, anesthesia, internal medicine, pharmacology, regulatory affairs, and drug discovery. He has been awarded the American Medical Association Physician Recognition Award with Commendation. He has served as a member of advisory boards and medical/scientific societies, and has acted on a number of institutional committees including the Medical Errors Committee and Pharmacy and Therapeutics Committee.